Ladenburg Thalmann 2016 Healthcare Conference September 27, 2016 Exhibit 99.1

Forward Looking Statements This presentation contains forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statement s relate to the Company’s product candidates, clinical and regulatory processes and objectives, potential benefits of the Company’s product c and idates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may d iffer materially from the forward - looking statements discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Company’s results may be affected by i ts ability to manage its financial resources, difficulties or delays in developing manufacturing processes for its product candidates, preclinical an d toxicology testing and regulatory developments. Delays in clinical programs, whether caused by competitive developments, adverse events , p atient enrollment rates, regulatory issues or other factors, could adversely affect the Company’s financial position and prospects. Pr ior clinical trial program designs and results are not necessarily predictive of future clinical trial designs or results. If the Company’s pro duc t candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will no t be able to market them. The Company may not be able to enter into any strategic partnership agreements. Operating expense and cash flow pro jections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, th e t iming and outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and st rategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it m ay have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Compa ny is at an early stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the documents f ile d by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations. 2

Lipocine Investment Highlights Focused on Innovative Products for Men’s and Women’s Health ▪ Differentiated product targeting ~$2.0 Billion established US TRT market ▪ Targets significant unmet need with first entrant advantage ▪ Robust Phase 3 clinical data with branded market leader as active control 3 Lead asset LPCN 1021: Potential first oral TRT option Pipeline of late - stage assets derived from its proprietary Lip’ral technology ▪ LPCN 1111: Next generation once - daily oral TRT option – Positive top - line Phase 2b study results – Once daily dose identified for the pivotal Phase 3 study ▪ LPCN 1107: Orphan designated oral alternative for the prevention of preterm birth – Avoids painful injections and injection site reaction – End of Phase 2 meeting complete Additional pipeline assets advancing towards “Phase 3 ready” status

Late - Stage Pipeline First Oral Products Targeting Significant Opportunities PRODUCT (Indication) RESEARCH / PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NDA MEN'S HEALTH LPCN 1021 (Oral Testosterone Replacement Therapy) LPCN 1111 (Next Generation Oral T) WOMEN'S HEALTH LPCN 1107 (Prevention of Preterm Birth) FDA End of Review Meeting Scheduled for 4Q16 4 FDA End of Phase 2 Meeting Complete

2016 2014 2015 350 375 400 425 450 475 500 525 550 575 Sep 14 Oct 14 Nov 14 Dec 14 Jan 15 Feb 15 Mar 15 Apr 15 May 15 Jun 15 Jul 15 Aug 15 Sep 15 Oct 15 Nov 15 Dec 15 Jan 16 Feb 16 Mar 16 Apr 16 May 16 Monthly TRx (000s) FDA Label Guidance TRT Market: Monthly TRx Trend Stable Following FDA Label Guidance ▪ No TRx impact of FDA TRT label change ▪ Monthly TRx stable around 500,000/month 5

TRT Market: Gross Sales and TRx’s Remains a Significant Opportunity ▪ Androgel 1.62% has significant portion of $ sales ▪ TRx’s in 2015 evenly split between topicals and injectables Source: IMS Health Dec 2015 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 2013 2014 2015 Billions ($) Gross Sales Testosterone - Injectable Depo-Testosterone Testopel Testosterone - Transdermal Fortesta Androderm Testim Axiron AndroGel 1.62% AndroGel 1% 0 1 2 3 4 5 6 7 8 2013 2014 2015 Millions TRx $ 2.3 $ 2.1 $2.0 *Sales reported as invoice data from wholesalers to the various channels. Note: Testopel is excluded because it is a buy - and - bill product. 7.3 6.4 6.2 6

TRT Market: Current Therapies Topicals and Injectables Have Limitations X Black Box Warning • Secondary exposure to testosterone X No freedom to use around pregnant loved ones X Skin irritation potential X Messy to apply and wait to dress X Black Box Warning • Pulmonary oil micro embolism (POME) and anaphylaxis shock X Pain from injection X Needle phobia, needle fatigue X Scarring/injection site reactions X Risk of infection X Not flexible for dose reversals Topicals Injectables / Implants 7

Challenges with Oral TRT LPCN 1021 Designed to Overcome Issues ▪ Native testosterone has poor oral bioavailability with a very short half life (~30 min) – Impractical frequent daily doses would be required to obtain effective levels – Inconsistent and unpredictable performance ▪ Methyl testosterone – Liver toxicity – Unsafe for chronic use ▪ LPCN 1021: Novel product primarily directing Testosterone Undecanoate (TU) into the lymph – Maintains effective T blood levels in eugonadal range when dosed twice daily – Consistent and predictable performance – By - passes liver in first pass metabolism 8

LPCN 1021: First Oral Option

Profile Demonstrated Clinically

EFFICACY

- LPCN 1021 met Primary endpoint: 87% response rate vs. FDA requirement of 75%
- Secondary endpoints generally consistent with approved products
- T levels not affected by food fat content

SAFETY

- 52 week long term exposure data
- Well tolerated
- AE profile comparable to active control, including GI
- No cardiac, hepatic or drug related SAEs

DIFFERENTIATION vs MARKET LEADER

- Not prone to accidental T transference
- Patient preferred oral option

9

LIPOCINE®
ENHANCING HEALTH

LPCN 1021: Phase 3 Efficacy Achieved Primary Endpoint Measure FDA Targets Efficacy Population* 1,2 Full Analysis Set #1 Number of subjects 151 193 % subjects with C avg w ithin normal range (300 - 1140 ng/ dL ) ≥75% 87.4% 87.0% 95 % CI lower bound ≥ 65% 81.7% 82.0% Parameter Mean (CV) Mean (CV) C avg ( ng / dL ) 446 (38%) 471 (41%) ▪ LPCN 1021 met both primary endpoint targets * Subjects randomized into the study with at least one PK profile and no significant protocol deviations # Subjects randomized into the study with at least one post - baseline efficacy variable response 1 Missing data imputed by LOCF 2 3.3% of subjects were non - responders ( C avg <300 ng/ dL at highest (300 mg) dose) 10

LPCN 1021: Phase 3 Efficacy Secondary Endpoints ▪ Proportion of subjects achieving maximum serum total T concentrations (Cmax) in predefined Cmax range Measure FDA Threshold Efficacy Population Number of subjects 151 C max < 1500 ng/ dL ≥ 85% 82.8% 1800 ≤ C max ≤ 2500 ng/ dL ≤ 5% 4.6% C max > 2500 ng/ dL None 2.0% ▪ Results generally consistent with approved TRT products 11

LPCN 1021: Path Forward Committed to Bringing to Patients ▪ Complete Response Letter (CRL) received from FDA on June 28, 2016 ▪ Deficiency identified relates to the dosing algorithm for label – Proposed titration scheme in NDA for clinical practice was significantly different from titration scheme used in Phase 3 trial leading to discordance in titration decisions between Phase 3 trial and real - world clinical practice ▪ CRL did not identify any other deficiencies ▪ Phase 3 study design with intensive 24 hour sampling previously used in FDA approved testosterone product ▪ Approvability dependent upon deriving a practical dosing algorithm for label for safe and effective “real world” use ▪ Next step: End of Review meeting scheduled for 4Q 2016 – Understand more fully the deficiency – Agreement on a path forward for resubmission 12

LPCN 1111: Next Generation Oral TRT Potential Once - Daily Dosing ▪ Novel prodrug of testosterone for oral delivery ▪ Once daily potential expected to sustain and improve market share of oral T franchise ▪ Once daily feasibility established in Phase 2a and 2b clinical trials – Single daily oral dose provides T levels in eugonadal range ▪ Development status – Positive top - line Phase 2b study results – Next step: Meet with the FDA - 4Q 2016 • Define NDA requirements; Phase 3 study design 13

LPCN 1111: Phase 2b Study Design Once Daily Dose Finding Study 14 ▪ Open label, two - period, multiple dose PK study ▪ Three dose levels of LPCN 1111 in Period 1 (500mg, 750mg and 1000mg) ▪ Two dose levels of LPCN 1111 in Period 2 (1250mg QD and 500mg BID) ▪ Period 1: Subjects (36 hypogonadal males) randomized to 3 treatment groups of 12 subjects each and receive treatment for 14 days ▪ Period 2: Subjects (24 hypogonadal males) randomized to 2 treatment groups of 12 subjects each and receive treatment for 14 days

LPCN 1111: Phase 2b Results / Highlights Met Primary Study Objectives ▪ Once daily dose identified for the pivotal Phase 3 study ▪ Target once - daily Phase 3 dose met both primary and secondary end points ▪ Good dose - response relationship was observed ▪ Well tolerated with no drug - related severe or serious adverse events reported ▪ Results confirm prior Phase 2a study results 15

Preterm Birth (PTB): Unmet Need Billion $ Opportunity ▪ One preterm infant per minute in the U.S. 1 ▪ 11.7% of all US pregnancies 2 result in PTB (< 37 weeks) - a leading cause of neonatal mortality and morbidity 3 ▪ ~10x more first year medical costs are for PTB infants than for full term infants 4 ▪ ≥ $26 billion economic impact: 4 $1 billion market opportunity 5 1 Pediatric Research (2006) 60, 775 – 776 2 CDC (2010) 3 J . Maternal - Fetal and Neonatal Medicine, Dec. 2006, 19(12), 773 – 782 4 Institute of Medicine of the National Academies. Jul.2006 5 AMAG Pharmaceuticals presentation 09/29/2014 16

Preterm Birth (PTB): Competition

Only Approved Product is an Invasive Injectable

- Makena® IM, hydroxyprogesterone caproate (HPC) injection:
  - Viscous oily vehicle
  - 21 gauge needle
  - Injection takes up to 1 min
  - ~35% of patients experienced injection site pain during clinical trial
  - ~17% of patients reported site swelling-much greater than placebo during clinical trial
  - Several weeks to get to steady state
  - Weekly visits to caregiver
  - AMAG 2016 guidance for Makena: $310-$340 million
- Limited competitive pipeline


Makena
21 gauge needle

LIPOCINE
ENHANCING HEALTH

17

LPCN 1107: First Oral PTB Candidate Addresses Unmet Need ▪ Potential to be the first oral standard - of care therapy – Elimination of 18 - 22 injections – Steady state achieved in 7 days • Enables sooner HPC levels in patients – No lingering HPC levels post delivery ▪ Orphan drug designation – Major contribution to patient care ▪ Development status – End of Phase 2 meeting complete • Phase 3 development plan identified • Next steps: Seek further clarity on Phase 3 study design with FDA 18

Key Financial Metrics Compelling Value Proposition Ticker Symbol LPCN (Nasdaq Capital Market) Closing Stock Price (9/21/16) $3.65/share Market Capitalization (9/21/16) $66.6 million Fully Diluted Shares Outstanding (6/30/16) 20.5 million Cash Balance (6/30/16) $32.9 million Debt None 19

Upcoming Milestones Near Term Value Drivers Event Expected Timing LPCN 1021: End of Review Meeting with FDA 4Q16 LPCN 1111: FDA Meeting to define registration plan 4Q16 LPCN 1107: Meet with the FDA for Phase 3 study design clarity 4Q16 20

Lipocine Investment Highlights Focused on Innovative Products for Men’s and Women’s Health ▪ Differentiated product targeting ~$2.0 Billion established US TRT market ▪ Targets significant unmet need with first entrant advantage ▪ Robust Phase 3 clinical data with branded market leader as active control 21 Lead asset LPCN 1021: Potential first oral TRT option Pipeline of late - stage assets derived from its proprietary Lip’ral technology ▪ LPCN 1111: Next generation once - daily oral TRT option – Positive top - line phase 2b study results – Once daily dose identified for the pivotal Phase 3 study ▪ LPCN 1107: Orphan designated oral alternative for the prevention of preterm birth – Avoids painful injections and injection site reaction – End of Phase 2 meeting complete Additional pipeline assets advancing towards “Phase 3 ready” status